UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2011

WINDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On October 14, 2011, Windstream Corporation, a Delaware corporation (“Windstream”), entered into a memorandum of understanding (the “MOU”) with plaintiffs and other named defendants regarding the settlement of two putative class action lawsuits filed in the Court of Chancery of the State of Delaware in response to the announcement of the execution of an agreement and plan of merger, dated as of July 31, 2011, among Windstream, Peach Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Windstream (“Merger Sub”), and PAETEC Holding Corp., a Delaware corporation (“PAETEC” or the “Company”), pursuant to which, among other things, Merger Sub will be merged with and into PAETEC, with PAETEC surviving the merger as a wholly-owned subsidiary of Windstream.

As described in greater detail in the proxy statement/prospectus (the “Proxy Statement/Prospectus”) dated September 19, 2011 and forming a part of the registration statement on Form S-4 filed with the SEC by Windstream and declared effective by the SEC on September 19, 2011, purported stockholders of PAETEC filed a complaint styled as a class action lawsuit in the Court of Chancery of the State of Delaware and a second complaint styled as a class action lawsuit in the Supreme Court of the State of New York, Monroe County. The plaintiff in the New York action also filed a complaint in the Court of Chancery of the State of Delaware. The lawsuits were consolidated in Delaware under the caption In re PAETEC Holding Corp. Shareholders Litigation, C.A. No. 6761-VCG (Del. Ch.), filed in the Court of Chancery of the State of Delaware (the “Consolidated Lawsuit”).

Under the terms of the MOU, Windstream, PAETEC, the other named defendants, and the plaintiffs have agreed to settle the Consolidated Lawsuit and release the defendants from all claims relating to the merger, subject to court approval. If the court approves the settlement contemplated by the MOU, the Consolidated Lawsuit will be dismissed with prejudice. Pursuant to the terms of the MOU, Windstream and PAETEC have agreed to make available additional information to PAETEC’s stockholders. The additional information is contained below in this current report and should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety.  In addition, the defendants in the Consolidated Lawsuit have agreed to negotiate in good faith with plaintiffs’ counsel regarding an appropriate amount of fees, costs and expenses to be paid to plaintiffs’ counsel by PAETEC or its successor.

The settlement will not affect the merger consideration to be paid to PAETEC’s stockholders in connection with the proposed merger or the timing of the special meeting of PAETEC’s stockholders, scheduled for October 27, 2011 in New York, New York, to, among other things, consider and vote upon a proposal to adopt the agreement and plan of merger by and among Windstream, Merger Sub and PAETEC.

Windstream, PAETEC and the other defendants deny all of the allegations in the Consolidated Lawsuit and believe the disclosures in the Proxy Statement/Prospectus are adequate under the law. Nevertheless, Windstream, PAETEC and the other defendants have agreed to settle the Consolidated Lawsuit in order to avoid costly litigation and reduce the risk of any delay to the completion of the merger.

SUPPLEMENT TO THE PROXY STATEMENT/PROSPECTUS

The following information supplements the Proxy Statement/Prospectus and should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. All page references in the information below are to pages in the Proxy Statement/Prospectus, and terms used below have the meanings set forth in the Proxy Statement/Prospectus, unless otherwise defined below:

The following disclosure supplements the information set forth in the fourth paragraph on page 54 of the Proxy Statement/Prospectus, under the heading “Background to the Merger”:

From November 2010 to February 8, 2011, Stephens Inc. (“Stephens”), a financial advisor to Windstream in connection with the merger, advised PAETEC in connection with its $64.1 million acquisition of XETA which was closed on May 31, 2011.  Stephens was paid $1 million for its work on the XETA transaction.  Stephens and PAETEC executed an engagement letter on February 4, 2011.  Certain members of the Stephens team advising PAETEC on the XETA transaction were also on the Stephens team that advised Windstream on the PAETEC merger.

In May 2011, Stephens began active efforts to advise Windstream in connection with the merger with PAETEC.  Stephens and Windstream executed an engagement letter on July 30, 2011. As part of its advice to Windstream, Stephens developed projections for PAETEC based on publicly available information and limited non-public information made available by PAETEC to Windstream during the due diligence process.  PAETEC took steps to ensure and then confirmed that Stephens did not use any other information gained from PAETEC during the XETA transaction in its advice to Windstream.

The following disclosure supplements the information set forth in the last full paragraph on page 55 of the Proxy Statement/Prospectus, under the heading “Background to the Merger”:

During the July 8 meeting, Mr. Chesonis stated that he had no expectation of, and no intention of accepting, any employment, consulting or other relationship with Windstream in the event a transaction was consummated.

The board of directors of PAETEC also approved the engagement of BofA Merrill Lynch as PAETEC’s financial advisor to assist PAETEC in negotiating the proposed transaction and to assist PAETEC in evaluating the terms, conditions and structure of the unsolicited proposal set forth in the Windstream preliminary term sheet, which assistance would include obtaining the perspectives and insights of BofA Merrill Lynch with respect to the telecommunications industry and similar transactions.  In making the determination to retain BofA Merrill Lynch, PAETEC’s board of directors considered, among other things,

BofA Merrill Lynch’s extensive prior knowledge of and experience with advising PAETEC, as well as its knowledge of the telecommunications industry in general and the competitive local exchange carrier (CLEC) and incumbent local exchange carrier (ILEC) markets in particular.  The PAETEC board of directors was aware that BofA Merrill Lynch had previously provided advice to Windstream in connection with various matters.

The following disclosure supplements the information set forth in the first full paragraph on page 57 of the Proxy Statement/Prospectus, under the heading “Background to the Merger”:

During the July 10 meeting, Mr. Chesonis stated that he did not expect to be retained in any capacity by the combined entity and had no intention of accepting any employment with the combined entity in the event a transaction was consummated, regardless of whether the Company entered into a transaction with Windstream or Company A.

The following disclosure supplements the information set forth in the second full paragraph on page 58 of the Proxy Statement/Prospectus under the heading “Background to the Merger”:

During the July 15 meeting, management expressed its belief that it was prudent for PAETEC to retain a financial advisor to evaluate the fairness of the merger consideration which was not involved in the negotiation or structuring of the proposed merger agreement and whose compensation for such services was not contingent upon the consummation of the proposed transaction with Windstream or of any other transaction.

The following disclosure supplements the information set forth in the second full paragraph on page 59 of the Proxy Statement/Prospectus, under the heading “Background to the Merger”:

The board determined to retain Deutsche Bank because of, among other things, Deutsche Bank’s extensive prior knowledge of and experience with advising PAETEC, as well as its knowledge of the telecommunications industry in general and the competitive local exchange carrier (CLEC) and incumbent local exchange carrier (ILEC) markets in particular.  The PAETEC board of directors believed it would be prudent to obtain the assistance of an internationally recognized financial advisor in connection with negotiating and structuring the terms and conditions of a possible transaction, which assistance would include obtaining the perspectives and insights of Deutsche Bank with respect to the telecommunications industry and similar transactions.

The following disclosure supplements the information set forth in the third full paragraph on page 60 of the Proxy Statement/Prospectus, under the heading “Background to the Merger”:

As a result of PAETEC having entered into the exclusivity agreement with Windstream, PAETEC was contractually prohibited from engaging in, and did not engage in, any discussions or negotiations with Company B.

The following disclosure supplements the information set forth in the second full paragraph on page 62 of the Proxy Statement/Prospectus, under the heading “Background to the Merger”:

As a result of PAETEC having entered into the exclusivity agreement with Windstream, PAETEC was contractually prohibited from engaging in, and did not engage in, any discussions or negotiations with Company A, including with respect to the July 31 letter.

The following disclosure supplements the information set forth in the Proxy Statement/Prospectus, under the heading “Recommendation of the PAETEC Board; PAETEC’s Reasons for the Merger” by adding a new paragraph after the second full paragraph on page 66:

PAETEC Net Operating Losses.  As noted above, a potential benefit of the proposed transaction is that the combined company may be able to take advantage of up to $1.4 billion, as of June 30, 2011, in PAETEC net operating losses.  As more fully disclosed in Note 7 to PAETEC’s audited consolidated financial statements as of and for the years ended December 31, 2010, 2009 and 2008 appearing elsewhere in this prospectus, as of December 31, 2010, PAETEC has recorded a deferred income tax asset of approximately $457.4 million reflecting the benefit of federal loss carryforwards which, if unused, would expire on various dates from 2016 through 2030.  However, based upon an assessment of the available positive and negative evidence, including PAETEC’s historical pro forma combined results, PAETEC determined that there are uncertainties relative to its ability to utilize these net deferred income tax assets.  In recognition of the uncertainties related to the utilization of the net operating losses, PAETEC has recorded a full valuation allowance for these net deferred income tax assets, with the result that PAETEC does not record on its financial statements any net value with respect to such net operating losses.  In connection with the transaction, PAETEC’s financial advisors calculated the net present value of PAETEC’s NOLs ranging from approximately $225 million to $255 million.  This calculation was based on the PAETEC Forecasts and PAETEC’s representations to the financial advisors that the NOLs would have a 20-year carryforward, and discount rates ranging from 9% to 11%.

The following disclosure supplements the list of matters considered by PAETEC’s board on page 67 of the Proxy Statement/Prospectus, under the heading “Recommendation of the PAETEC Board; PAETEC’s Reasons for the Merger” by adding a new bullet immediately after the fourth bullet:

•  the board’s concern, based upon the fact that on three prior occasions Company A and PAETEC had engaged in discussions regarding a possible business combination and that the current Company A proposal was, as described above, significantly less developed than the Windstream proposal, that any discussions with Company A were unlikely to result in a definitive agreement and that Company A may have had additional intentions and motivations with respect to engaging in renewed discussions regarding a proposed business combination;

The following disclosure supplements the information set forth in the first full paragraph on page 76 of the Proxy Statement/Prospectus, under the heading “Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated –Discounted Cash-Flow Analysis”:

The discounted cash flow analysis included ranges of the net present value of the PAETEC NOLs of $225 to $255 million for the PAETEC Forecasts and $181 to $215 million for the Adjusted PAETEC Forecasts.

The following disclosure supplements the information set forth in the fourth full paragraph on page 81 of the Proxy Statement/Prospectus, under the heading “Opinion of Deutsche Bank Securities Inc. – PAETEC Analysis”:

For its calculations, Deutsche Bank took into account the present value of the PAETEC NOLs, treated stock-based compensation as a cash expense and used discount rates ranging from 9.0% to 11.0%.

The following disclosure supplements the information set forth in the last full paragraph on page 86 of the Proxy Statement/Prospectus, under the heading “Opinion of Deutsche Bank Securities Inc. – Accretion Dilution Analysis”:

Using estimated financial data provided by PAETEC management, including the expected benefits resulting from the PAETEC NOLs, Deutsche Bank reviewed the potential pro forma financial effect of the merger on Windstream’s estimated leveraged free cash flows for calendar year 2012, referred to as “2012E LFCF.” This analysis indicated that the merger would be accretive to Windstream’s 2012E LFCF by approximately 1.6%, excluding the Synergies and Cost Savings provided by PAETEC management, and accretive to Windstream’s 2012E LFCF by approximately 6.4%, including such Synergies and Cost Savings. The actual results achieved by the combined company may vary from the projected results and the variations may be material.

The following disclosure supplements the information set forth in the third paragraph on page 92 of the Proxy Statement/Prospectus, under the heading of “Opinion of Houlihan Lokey Financial Advisors, Inc.”:

Unless the context indicates otherwise, any value attributable to telecommunication companies’ NOLs were assumed to be reflected in the closing prices of the selected telecommunication companies, including PAETEC, and in transaction values for the target companies underlying the selected transactions.

The following disclosure supplements the information set forth in the last full paragraph on page 95 of the Proxy Statement/Prospectus, under the heading of “Opinion of Houlihan Lokey Financial Advisors, Inc. – Discounted Cash Flow Analysis”:

Houlihan Lokey estimated the present value of PAETEC’s NOLs, on a stand-alone basis, to be $160.2 million using (i) a discount rate of 13.3% and (ii) estimates of PAETEC taxable income and PAETEC NOLs usage limitations, including a 20 year carryforward, in each case based on internal estimates provided by PAETEC’s management.

* * * * *

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the completion of the acquisition and expected benefits of the acquisition, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: receipt of required approvals of regulatory agencies; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of PAETEC operations into Windstream will be greater than expected; the ability of the combined company to retain and hire key personnel; and those additional factors under the caption "Risk Factors" in Windstream's Form 10-K for the year ended December 31, 2010, and in subsequent Securities and Exchange Commission filings. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream's actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream's future results included in Windstream's filings with the Securities and Exchange Commission at www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed merger, Windstream filed a registration statement on Form S-4 with the SEC that was declared effective by the SEC on September 19, 2011.  The Proxy Statement/Prospectus, which forms a part of the Form S-4, was mailed to PAETEC’s stockholders on or about September 22, 2011.  Each of Windstream and PAETEC may file other relevant documents concerning the proposed merger. PAETEC investors and security holders are advised to read the Proxy Statement/Prospectus and any other relevant documents filed with the SEC when they become available because those documents contain important information about PAETEC, Windstream and the proposed merger.

Investors and security holders may obtain a free copy of the Proxy Statement/Prospectus and other relevant documents concerning the proposed merger at the SEC's web site at www.sec.gov. Free copies of the Proxy Statement/Prospectus and other relevant documents concerning the proposed merger may also be obtained from Windstream upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from PAETEC upon written request to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450 or by calling (585) 340-2500.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ Anthony W. Thomas
Anthony W. Thomas
Chief Financial Officer

       Dated:  October 14, 2011

[Signature Page to Form 8-K]